                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2002

                        SkillSoft Public Limited Company
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               (Exact name of registrant as specified in charter)

Republic of Ireland                  000-25674              Not Applicable
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(State or other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)

107 Northeastern Blvd., Nashua, New Hampshire                           03062
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (603) 324-3000

                                       N/A
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          (Former name or former address, if changed since last report)

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The undersigned Registrant hereby amends Item 7 of its Current Report on Form
8-K, dated September 6, 2002, to read in its entirety as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of the Business Acquired:

         Consolidated Balance Sheets of SmartForce Public Limited Company as of June 30, 2002, December 31, 2001 and December 31, 2000 (as restated) and the related Consolidated Statements of Operations, Shareholders' Equity and Comprehensive Loss, and Cash Flows for the six months ended June 30, 2002 and each of the years in the three-year period ended December 31, 2001 (as restated), with the auditors' reports thereon, are attached hereto as Exhibit 99.1.

(b)      Pro Forma Financial Information:

         Pro forma Consolidated Balance Sheet as of July 31, 2002 and the pro forma Consolidated Statements of Operations for the six months ended July 31, 2002 and the year ended January 31, 2002 of SkillSoft PLC relating to the merger between SmartForce PLC and SkillSoft Corporation are attached hereto as Exhibit 99.2.

(c)      Exhibits:

Exhibit No.                               Description
-----------                               -----------
     2.1*         Agreement and Plan of Merger, dated as of June 10, 2002, by and among SmartForce Public Limited Company, SkillSoft
                  Corporation and Slate Acquisition Corp. (incorporated by
                  reference herein to Exhibit 2.1 of the Registrant's Current
                  Report on Form 8-K filed with the Securities and Exchange
                  Commission on June 14, 2002).**

     23.1         Consent of Ernst & Young LLP, independent auditors.

     99.1         Consolidated financial statements of the former SmartForce
                  Public Limited Company (as restated), together with the auditors' reports thereon.

     99.2         Pro forma consolidated financial statements of SkillSoft PLC.

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*        Previously filed.

** The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2003            SKILLSOFT PUBLIC LIMITED COMPANY
                                    (Registrant)

                                    By: /s/ Charles E. Moran
                                        ________________________________________
                                        Charles E. Moran
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------
     2.1*         Agreement and Plan of Merger, dated as of June 10, 2002, by and among SmartForce Public Limited Company, SkillSoft
                  Corporation and Slate Acquisition Corp. (incorporated by
                  reference herein to Exhibit 2.1 of the Registrant's Current
                  Report on Form 8-K filed with the Securities and Exchange
                  Commission on June 14, 2002).**

     23.1         Consent of Ernst & Young LLP, independent auditors.

     99.1         Consolidated financial statements of the former SmartForce
                  Public Limited Company (as restated), together with the auditors' reports thereon.

     99.2         Pro forma consolidated financial statements of SkillSoft PLC.

--------

*        Previously filed.

** The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

                                       4